SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 29, 2000
                                                         --------------


                                HLM DESIGN, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)


         Delaware                     001-14137                 56-2018819
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(State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)            File Number)           Identification No.)


121 West Trade Street
Suite 2950
Charlotte, North Carolina                                         28202
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (704) 358-0779
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)

This report is an amendment to the Registrant's report on Form 8-K dated April 29, 2000 that was filed with the Securities and Exchange Commission on May 15, 2000 (the "Initial Form 8-K Report"). This amending report contains the required financial statements referenced in the Initial Form 8-K Report.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

As of April 29, 2000, HLM Design, Inc. (the "Company") purchased all of the issued and outstanding common stock of BL&P Engineers, Inc. ("BL&P") and related goodwill for $1.46 million in cash, subordinated promissory notes bearing interest at 7 percent in the aggregate amount of $2.0 million (the "Notes") and 50,000 shares of the Company's common stock having a value of $0.3 million to be delivered on a delayed delivery basis (the "Stock"). This acquisition was pursuant to a Stock Purchase Agreement dated April 28, 2000 (the "Agreement") and other contemporaneous agreements among the Company, BL&P and the BL&P shareholder.

The Agreement provides for, among other things, the delivery to BL&P's former stockholder of 30% of the number of shares of the Stock on each of April 29, 2002 and April 29, 2003 and 40% of the number of shares of stock on April 29, 2004. The Notes provide for payment of 30% of the principal amount on each of October 29, 2001 and April 29, 2003 and 40% of the principal amount on April 29, 2004. Following the consummation of the Agreement, the Company and BL&P entered into a Management and Services Agreement (the "MSA") whereby the Company will manage all aspects of BL&P other than the provision of professional engineering services.

The cash portion of the purchase price has been financed by the Company's credit facility with IBJ Whitehall Business Credit Corporation dated as of February 7, 2000.

For additional information concerning the transaction, reference is made to the Agreement and the MSA, which are attached as exhibits to the Initial Form 8-K Report.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) Financial Statements of Business Acquired. Attached as an exhibit to this amending report on Form 8-K are the following:

         FINANCIAL STATEMENTS OF BL&P ENGINEERS, INC.

     Independent Auditors' Report
     Balance Sheets at December 31, 1998 and 1999 and April 28, 2000 (Unaudited) Statements of Operations for the Years Ended December 31, 1998 and 1999 and the Four Months Ended April 30, 1999 (Unaudited) and April 28, 2000
      (Unaudited)
     Statements of Stockholders' Equity for the Years Ended December 31, 1998
      and 1999 and the Four Months Ended April 28, 2000 (Unaudited)
     Statements of Cash Flows for the Years Ended December 31, 1998 and 1999 and the Four Months Ended April 30, 1999 (Unaudited) and April 28, 2000 (Unaudited)
     Notes to Financial Statements

(b) ProForma Financial Information. Attached as an exhibit to this amending report on Form 8-K are the following:

         PROFORMA CONSOLIDATED FINANCIAL STATEMENTS REFLECTING THE ACQUISITION OF BL&P ENGINEERS, INC.

     ProForma Consolidated Statement of Income (For the Acquisition) for the
          Year Ended April 30, 1999 (Unaudited) and Notes thereto
     ProForma Consolidated Balance Sheet (For the Acquisition) as of January 28,
          2000 (Unaudited) and Notes thereto

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


     ProForma Consolidated Statement of Income (For the Acquisition) for the
         Nine Months Ended January 28, 2000 (Unaudited) and Notes thereto

(c)      Exhibits.

Exhibit No.     Description
-----------     -----------
23              Consent of Deloitte & Touche LLP

99.1* Stock Purchase Agreement dated as of April 28, 2000 among HLM Design, Inc., BL&P Engineers, Inc., and Scott L. Brady, PE. (The Company agrees to furnish supplementally a copy of omitted schedules (or similar attachments) to the Commission upon request.)

99.2* Management and Services Agreement dated as of April 29, 2000 by and between HLM Design, Inc. and BL&P Engineers, Inc.

99.3 Financial Statements of BL&P Engineers, Inc., including Independent Auditors' Report

99.4 ProForma Financial Statements Reflecting the Acquisition of BL&P Engineers, Inc.


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*Previously filed.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HLM DESIGN, INC.

Date:  July 13, 2000                    By:  /s/ Vernon B. Brannon
                                             ---------------------
                                        Senior Vice President, Chief Financial
                                        Officer, Treasurer, Assistant Secretary
                                        And Director



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